CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 (the “Registration Statement”) of our report dated October 30, 2007, relating to the financial statements and financial highlights which appear in the August 31, 2007 Annual Report to Shareholders of Columbia Tax-Exempt Reserves, and our report dated May 18, 2007, relating to the financial statements and financial highlights appearing in the March 31, 2007 Annual Report to Shareholders of Tax-Exempt Money Fund (a series of Excelsior Tax-Exempt Funds, Inc.), which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights for the Acquiring Fund” in such Registration Statement and under the headings “Financial Highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” in the Statements of Additional Information dated August 1, 2007 and July 1, 2007 of Columbia Tax-Exempt Reserves and Tax-Exempt Money Fund, respectively and “Financial Statements” in the Statement of Additional Information dated July 1, 2007 of Tax-Exempt Money Fund, which are also incorporated by reference into the Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2007

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 (the “Registration Statement”) of our report dated May 25, 2007, relating to the financial statements and financial highlights which appear in the March 31, 2007 Annual Report to Shareholders of Columbia California Intermediate Municipal Bond Fund, and our report dated May 18, 2007, relating to the financial statements and financial highlights appearing in the March 31, 2007 Annual Report to Shareholders of California Short-Intermediate Term Tax-Exempt Income Fund (a series of Excelsior Tax-Exempt Funds, Inc.), which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights for the Acquiring Fund” in such Registration Statement and under the headings “Financial Highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” in the Statements of Additional Information dated July 1, 2007 and August 1, 2007 of California Short-Intermediate Term Tax-Exempt Income Fund and Columbia California Intermediate Municipal Bond Fund, respectively and “Financial Statements” in the Statement of Additional Information dated July 1, 2007 of California Short-Intermediate Term Tax-Exempt Income Fund, which are also incorporated by reference into the Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2007

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 (the “Registration Statement”) of our report dated October 30, 2007, relating to the financial statements and financial highlights which appear in the August 31, 2007 Annual Report to Shareholders of Columbia Government Plus Reserves, and our report dated May 18, 2007, relating to the financial statements and financial highlights appearing in the March 31, 2007 Annual Report to Shareholders of Government Money Fund (a series of Excelsior Funds, Inc.), which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights for the Acquiring Fund” in such Registration Statement and under the headings “Financial Highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” in the Statements of Additional Information dated August 1, 2007 and July 1, 2007 of Columbia Government Plus Reserves and Government Money Fund, respectively and “Financial Statements” in the Statement of Additional Information dated July 1, 2007 of Government Money Fund, which are also incorporated by reference into the Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2007

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 (the “Registration Statement”) of our report dated October 30, 2007, relating to the financial statements and financial highlights which appear in the August 31, 2007 Annual Report to Shareholders of Columbia Government Reserves, and our report dated May 18, 2007, relating to the financial statements and financial highlights appearing in the March 31, 2007 Annual Report to Shareholders of Treasury Money Fund (a series of Excelsior Funds, Inc), which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights for the Acquiring Fund” in such Registration Statement and under the headings “Financial Highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” in the Statements of Additional Information dated July 1, 2007 and August 1, 2007 of Treasury Money Fund and Columbia Government Reserves Fund, respectively and “Financial Statements” in the Statement of Additional Information dated July 1, 2007 of Treasury Money Fund, which are also incorporated by reference into the Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2007

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 (the “Registration Statement”) of our report dated October 30, 2007, relating to the financial statements and financial highlights which appear in the August 31, 2007 Annual Report to Shareholders of Columbia New York Tax-Exempt Reserves, and our report dated May 18, 2007, relating to the financial statements and financial highlights appearing in the March 31, 2007 Annual Report to Shareholders of New York Tax-Exempt Money Fund (a series of Excelsior Tax-Exempt Funds, Inc.), which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights for the Acquiring Fund” in such Registration Statement and under the headings “Financial Highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” in the Statements of Additional Information dated August 1, 2007 and July 1, 2007 of Columbia New York Tax-Exempt Reserves and New York Tax-Exempt Money Fund, respectively and “Financial Statements” in the Statement of Additional Information dated July 1, 2007 of New York Tax-Exempt Money Fund, which are also incorporated by reference into the Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2007

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 (the “Registration Statement”) of our report dated May 25, 2007, relating to the financial statements and financial highlights which appear in the March 31, 2007 Annual Report to Shareholders of Columbia Short Term Bond Fund, and our report dated May 18, 2007, relating to the financial statements and financial highlights appearing in the March 31, 2007 Annual Report to Shareholders of Short-Term Government Securities Fund (a series of Excelsior Funds, Inc.), which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights for the Acquiring Fund” in such Registration Statement and under the headings “Financial Highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” in the Statements of Additional Information dated August 1, 2007 and July 1, 2007 of Columbia Short Term Bond Fund and Short-Term Government Securities Fund, respectively and “Financial Statements” in the Statement of Additional Information dated July 1, 2007 of Short-Term Government Securities Fund, which are also incorporated by reference into the Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2007

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 (the “Registration Statement”) of our report dated May 25, 2007, relating to the financial statements and financial highlights which appear in the March 31, 2007 Annual Report to Shareholders of Columbia Short Term Municipal Bond Fund, and our report dated May 18, 2007, relating to the financial statements and financial highlights appearing in the March 31, 2007 Annual Report to Shareholders of Short-Term Tax-Exempt Securities Fund (a series of Excelsior Tax-Exempt Funds, Inc.), which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights for the Acquiring Fund” in such Registration Statement and under the headings “Financial Highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” in the Statements of Additional Information dated August 1, 2007 and July 1, 2007 for Columbia Short Term Municipal Bond Fund and Short-Term Tax-Exempt Securities Fund, respectively and “Financial Statements” in the Statement of Additional Information dated July 1, 2007 of Short-Term Tax-Exempt Securities Fund, which are also incorporated by reference into the Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2007